UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21629

SPECIAL VALUE EXPANSION FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE EXPANSION FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: SEPTEMBER 30, 2013

Date of reporting period: SEPTEMBER 30, 2013

ITEM 1.	REPORTS TO SHAREHOLDERS.

Annual Shareholder Report

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

September 30, 2013

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Annual Shareholder Report

September 30, 2013

Contents

Portfolio Asset Allocation (Unaudited)	2

Financial Statements

Report of Independent Registered Public Accounting Firm	3
Statement of Assets and Liabilities	4
Statement of Investments	5
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Notes to Financial Statements	13
Schedule of Changes in Investments in Affiliates	28
Schedule of Restricted Securities of Unaffiliated Issuers	29

Supplemental Information (Unaudited)

Directors and Officers	30
Approval of Investment Management Agreement	35

Special Value Expansion Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

September 30, 2013

Percent of Cash
Industry	and Investments
Wired Telecommunications Carriers	13.2%
Communications Equipment Manufacturing	11.6%
Plastics Product Manufacturing	8.0%
Alumina and Aluminum Production and Processing	7.0%
Semiconductor and Other Electronic Component Manufacturing	5.8%
Oil and Gas Extraction	4.6%
Business Support Services	4.2%
Motion Picture and Video Industries	4.0%
Management, Scientific, and Technical Consulting Services	3.5%
Specialty Hospitals	3.5%
Scheduled Air Transportation	3.2%
Gaming Industries	2.2%
Iron and Steel Mills and Ferroalloy Manufacturing	1.5%
Electronic Shopping and Mail-Order Houses	1.4%
Wireless Telecommunications Carriers	1.4%
Data Processing, Hosting, and Related Services	1.2%
Other Financial Investment Activities	0.6%
Other Electrical Equipment and Component Manufacturing	0.4%
Aerospace Product and Parts Manufacturing	0.4%
Depository Credit Intermediation	0.2%
Radio and Television Broadcasting	0.1%
Electric Power Generation, Transmission and Distribution	0.1%
Home Furnishings Stores	0.1%
Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing	0.0%
Other Amusement and Recreation Industries	0.0%
Basic Chemical Manufacturing	0.0%
Cash and Cash Equivalents	21.8%

Total	100.0%

2

Ernst & Young LLP 725 South Figueroa Street Los Angeles, California 90017 Tel: +1 213 977 3200 www.ey.com

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Special Value Expansion Fund, LLC

We have audited the accompanying statement of assets and liabilities of Special Value Expansion Fund, LLC (a Delaware Limited Liability Company) (the Company), including the statement of investments, as of September 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Expansion Fund, LLC at September 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

November 27, 2013

A member firm of Ernst & Young Global Limited

3

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Assets and Liabilities

September 30, 2013

Assets
Investments, at fair value:
Unaffiliated issuers (cost $154,312,860)	$105,628,258
Controlled companies (cost $86,609,216)	34,048,715
Other affiliates (cost $36,115,122)	38,072,163
Total investments (cost $277,037,198)	177,749,136

Cash and cash equivalents	49,623,863
Accrued interest income:
Unaffiliated issuers	1,212,116
Controlled companies	23,335
Other affiliates	95,491
Receivable for investments sold	908,877
Dividend receivable from affiliated issuer	74,100
Other receivables	5,490
Prepaid expenses and other assets	37,272
Total assets	229,729,680

Liabilities
Credit facility payable, at fair value (principal amount $60,266,000)	61,463,313
Distributions payable	2,200,000
Management and advisory fees payable	187,500
Payable to the Investment Manager	73,456
Interest payable	26,923
Accrued expenses and other liabilities	658,355
Total liabilities	64,609,547

Preferred stock
Series A and B, $50,000/share liquidation preference; unlimited shares authorized, no shares issued and outstanding	-
Series S, $1,000/share liquidation preference; 1 share authorized, no shares issued and outstanding	-
Series Z, $500/share liquidation preference; 500 shares authorized, 312 shares issued and outstanding	156,000
Accumulated dividends on Series Z preferred shares	9,390
Total preferred stock	165,390
Net assets applicable to common shareholders	$164,954,743

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized; 546,750.239 shares issued and outstanding	$547
Paid-in capital in excess of par	299,296,522
Accumulated net investment income	-
Accumulated net realized loss	(33,301,862)
Accumulated net unrealized depreciation	(101,031,074)
Accumulated dividends to preferred shareholders	(9,390)
Net assets applicable to common shareholders	$164,954,743

Common stock, NAV per share	$301.70

See accompanying notes.

4

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments

September 30, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments
Debt Investments (50.96%)
Bank Debt (42.04%) (1)
Aerospace Product and Parts Manufacturing (0.00%)
Hawker Beechcraft, Inc., Senior Secured Letters of Credit, LIBOR + 2%, due 3/26/14 (2)	$13,659	$7,427	-

Alumina and Aluminum Production and Processing (6.69%)
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (2), (4)	$26,372,749	8,913,989	3.92%
Revere Industries, LLC, 2nd Lien Term Loan, 10% PIK, due 5/29/15 (4)	$6,291,715	6,291,715	2.77%
Total Alumina and Aluminum Production and Processing		15,205,704

Business Support Services (3.89%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.25%, 1.25% LIBOR Floor, due 8/28/19	$8,630,058	8,845,809	3.89%

Communications Equipment Manufacturing (2.85%)
Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15 (3)	$10,875,510	6,476,366	2.85%

Electronic Shopping and Mail-Order Houses (1.19%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$2,712,657	2,712,657	1.19%

Iron and Steel Mills and Ferroalloy Manufacturing (1.46%)
Essar Steel Algoma, Inc., Senior Secured Term Loan, LIBOR + 7.5%, 1.25% LIBOR Floor, due 9/20/14	$3,270,030	3,329,708	1.46%

Management, Scientific, and Technical Consulting Services (3.51%)
Hill International, Inc., Senior Secured 2nd Lien Term Loan, 7.5%, due 10/17/16	$8,000,000	7,984,000	3.51%

Motion Picture and Video Industries (4.00%)
CORE Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$5,576,526	5,046,756	2.22%
CORE Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$4,461,220	4,055,249	1.78%
Total Motion Picture and Video Industries		9,102,005

Other Financial Investment Activities (0.57%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/31/22	$6,279,978	1,287,396	0.57%

Plastics Product Manufacturing (7.97%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 6/30/16 (4)	$12,555,336	6,993,322	3.08%
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 3/31/16 (4)	$10,378,677	10,378,677	4.57%
WinCup, Inc., Equipment Finance Loan, LIBOR + 14.5% PIK, due 3/31/16 (4)	$732,605	732,605	0.32%
Total Plastics Product Manufacturing		18,104,604

5

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Continued)

September 30, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments
Debt Investments (continued)
Scheduled Air Transportation (1.72%)
Aircraft Secured Mortgages - Aircraft Leased to United Airlines, Inc.
N659UA, 12%, due 3/28/16 (3)	$1,749,923	$1,897,792	0.83%
N661UA, 12%, due 5/4/16 (3)	$1,846,664	2,023,729	0.89%
Total Scheduled Air Transportation		3,921,521

Semiconductor and Other Electronic Component Manufacturing (5.01%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, 2% LIBOR Floor, due 9/30/15	$9,667,282	9,667,282	4.26%
Isola USA Corporation, Mezzanine Term Loan, 8% Cash + 8% PIK, due 3/29/16	$1,711,098	1,711,098	0.75%
Total Semiconductor and Other Electronic Component Manufacturing		11,378,380

Wired Telecommunications Carriers (1.80%)
Bulgaria Telecom Company AD, 1st Lien Facility 1A Term Loan, EURIBOR + 5.5%, due 11/9/17 - (Bulgaria) (5)	€735,370	933,061	0.41%
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan, LIBOR + 10.9%, due 4/30/14 - (Canada)	$2,855,297	2,883,850	1.27%
Viva Telecom Bulgaria EAD, 1st Lien Facility 1B Term Loan, EURIBOR + 5.5%, due 11/9/17 - (Luxembourg) (5)	€221,139	280,588	0.12%
Total Wired Telecommunications Carriers		4,097,499

Wireless Telecommunications Carriers (1.38%)
Gogo, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 9.75%, 1.5% LIBOR Floor, due 6/21/17	$2,938,868	3,144,589	1.38%

Total Bank Debt (Cost $124,175,325)		95,597,665

Other Corporate Debt Securities (8.92%)
Aerospace Product and Parts Manufacturing (0.05%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15 (2)	$1,564,000	69,442	0.03%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15 (2)	$889,000	39,472	0.02%
Total Aerospace Product and Parts Manufacturing		108,914

Gaming Industries (2.15%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$9,210,000	4,915,837	2.15%

Home Furnishings Stores (0.08%)
Linens 'n Things, Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (2)	$2,782,000	177,787	0.08%

6

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Continued)

September 30, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments
Debt Investments (continued)
Oil and Gas Extraction (3.18%)
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16 (144A) (6)	$5,320,000	$5,662,475	2.49%
Woodbine Holdings, LLC, Unsecured Notes, 15% PIK, due 5/12/17	$1,543,233	1,543,233	0.69%
Total Oil and Gas Extraction		7,205,708

Plastics Product Manufacturing (0.00%)
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09 (2), (6)	$6,973,000	7	-

Specialty Hospitals (3.46%)
Radiation Therapy Services, Inc., Senior Subordinated Notes, 9.875%, due 4/15/17	$10,789,000	7,875,970	3.46%

Total Other Corporate Debt Securities (Cost $33,896,234)		20,284,223

Total Debt Investments (Cost $158,071,559)		115,881,888

Equity Securities (27.21%)
Aerospace Product and Parts Manufacturing (0.39%)
Beech Holdings, LLC, Membership Units (2), (6)	106,871	881,686	0.39%

Alumina and Aluminum Production and Processing (0.33%)
Revere Holdings, Inc., Class A Common Shares (2), (4), (6)	910	-	-
Revere Holdings, Inc., Class B Common Shares (2), (4), (6)	2,060	-	-
Revere Leasing, LLC, Class A Units (2), (4), (6)	910	226,108	0.10%
Revere Leasing, LLC, Class B Units (2), (4), (6)	2,060	512,299	0.23%
Total Alumina and Aluminum Production and Processing		738,407

Basic Chemical Manufacturing (0.00%)
Hawkeye Renewables, LLC, Class C Units (2), (6)	156	-	-

Business Support Services (0.34%)
STG-Fairway Holdings, LLC, Class A Units (2), (6)	47,381	772,358	0.34%

Communications Equipment Manufacturing (8.81%)
Dialogic, Inc., Common Stock (2), (3), (6)	1,316,931	981,114	0.43%
Dialogic, Inc., Warrants to Purchase Common Stock (2), (3), (6)	498,516	30,880	0.01%
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares - (Luxembourg) (2), (3), (5), (6)	116,474	2,315,447	1.02%
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates - (Luxembourg) (3), (5), (6)	11,530,912	16,706,479	7.35%
Total Communications Equipment Manufacturing		20,033,920

Data Processing, Hosting, and Related Services (1.15%)
GXS Holdings, Inc., Common Stock (2), (6)	490,407	49	-
GXS Holdings, Inc., Series A Preferred Stock (2), (6)	9,299	2,622,434	1.15%
Total Data Processing, Hosting, and Related Services		2,622,483

7

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Continued)

September 30, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments
Equity Securities (continued)
Depository Credit Intermediation (0.17%)
Doral Financial Corporation, Common Stock (2)	20,089	$383,298	0.17%

Electric Power Generation, Transmission and Distribution (0.09%)
La Paloma Residual Bank Debt Claim (2), (6)	931,258	9	0.00%
Mach Gen, LLC, Common Units (2), (6)	9,740	194,800	0.09%
Total Electronic Power Generation, Transmission and Distribution		194,809

Electronic Shopping and Mail-Order Houses (0.18%)
Shop Holding, LLC, Class A Units (2), (6)	174,754	312,622	0.14%
Shop Holding, LLC, Warrants to Purchase Class A Units (2), (6)	116,502	91,914	0.04%
Total Electronic Shopping and Mail-Order Houses		404,536

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (0.01%)
Precision Holdings, LLC, Class C Membership Interests (2), (6)	23	15,364	0.01%

Oil and Gas Extraction (1.40%)
Woodbine Intermediate Holdings, LLC, Membership Units (2), (3), (6)	121	3,191,998	1.40%

Other Amusement and Recreation Industries (0.00%)
Bally Total Fitness Holding Corporation, Common Stock (2), (6)	3,039	15,195	-
Bally Total Fitness Holding Corporation, Warrants (2), (6)	5,418	1	-
Total Other Amusement and Recreation Industries		15,196

Other Electrical Equipment and Component Manufacturing (0.45%)
EPMC HoldCo, LLC, Membership Units (3), (6)	854,400	1,016,736	0.45%

Other Financial Investment Activities (0.00%)
Marsico Holdings, LLC, Common Interest Units (2), (6)	99,430	5,469	-

Plastics Product Manufacturing (0.00%)
WinCup, Inc., Common Stock (2), (4), (6)	31,020,365	-	-

Radio and Television Broadcasting (0.10%)
SCG Financial Acquisition Corp., Common Stock (2)	30,665	230,294	0.10%

Scheduled Air Transportation (1.51%)
Equipment Trusts - Aircraft Leased to United Airlines, Inc.
United N659UA-767, LLC (N659UA) (3), (6)	228	1,712,757	0.75%
United N661UA-767, LLC (N661UA) (3), (6)	221	1,718,865	0.76%
Total Scheduled Air Transportation		3,431,622

Semiconductor and Other Electronic Component Manufacturing (0.75%)
TPG Hattrick Holdco, LLC, Common Units (2), (6)	1,934,209	1,702,104	0.75%

8

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Continued)

September 30, 2013

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments
Equity Securities (continued)
Wired Telecommunications Carriers (11.53%)
Hawaiian Telcom Holdco, Inc., Common Stock (2)	77,590	$2,060,015	0.91%
Integra Telecom, Inc., Common Stock (2), (6)	4,777,651	21,017,671	9.23%
Integra Telecom, Inc., Warrants (2), (6)	1,300,529	768,647	0.34%
V Telecom Investment S.C.A, Common Shares - (Luxembourg) (2), (5), (6)	897	2,380,635	1.05%
Total Wired Telecommunications Carriers		26,226,968

Total Equity Securities (Cost $118,965,639)		61,867,248

Total Investments (Cost $277,037,198) (7)		177,749,136

Cash and Cash Equivalents (21.83%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.03%, Collateralized by FHLB Discount Note	$10,000,000	10,000,000	4.40%
Union Bank of California, Commercial Paper, 0.10%, due 10/1/13	$10,000,000	10,000,000	4.40%
Cash Denominated in Foreign Currency	€157,495.00	213,043	0.09%
Cash Held on Account at Various Institutions	$29,410,821	29,410,820	12.94%
Total Cash and Cash Equivalents		49,623,863

Total Cash and Investments		$227,372,999	100.00%

Notes to Statement of Investments

(1)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Non-income producing.

(3)	Non-controlled affiliate - as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer).

(4)	Controlled issuer - as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer).

(5)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars (See Note 2).

(6)	Restricted security. (See Note 2).

(7)	Includes investments with an aggregate fair value of $1,825,000 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $30,713,243 and $84,780,497, respectively for the year ended September 30, 2013. Aggregate purchases include investment assets received as payment in kind. Aggregate sales include principal paydowns on and maturities of debt investments of the Company. The total value of restricted securities and bank debt as of September 30, 2013 was $160,453,788, or 70.57% of total cash and investments of the Company.

9

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Operations

Year Ended September 30, 2013

Investment income
Interest income:
Unaffiliated issuers	$13,441,231
Controlled companies	3,423,012
Other affiliates	1,514,854
Dividend income:
Other affiliates	18,472
Other income:
Unaffiliated issuers	288,588
Controlled companies	107,875
Other affiliates	483,690
Total investment income	19,277,722

Operating expenses
Management and advisory fees	2,364,067
Interest expense	1,214,207
Commitment fees	783,407
Legal fees, professional fees and due diligence expenses	224,008
Director fees	187,951
Custody fees	99,998
Insurance expense	66,905
Other operating expenses	279,756
Total operating expenses	5,220,299

Net investment income	14,057,423

Net realized and unrealized gain (loss)
Net realized loss from investments in unaffiliated issuers	(10,370,272)

Net change in unrealized appreciation/depreciation on:
Investments and foreign currency	3,878,480
Credit facility	1,326,629
Net change in unrealized appreciation/depreciation	5,205,109

Net realized and unrealized loss	(5,165,163)

Distributions to preferred shareholders	(12,480)

Net increase in net assets applicable to common shareholders resulting from operations	$8,879,780

See accompanying notes.

10

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Year Ended September 30,
	2013	2012

Net assets applicable to common shareholders, end of prior year	$195,674,963	$203,318,770

Net investment income	14,057,423	12,773,707
Net realized gain (loss)	(10,370,272)	3,205,422
Net change in unrealized appreciation/depreciation	5,205,109	(8,410,422)
Distributions to preferred shareholders from:
Net investment income	(12,480)	(12,469)
Net change in reserve for distributions to preferred shareholders	-	(45)
Net increase in net assets applicable to common shareholders resulting from operations	8,879,780	7,556,193

Distributions to common shareholders from:
Net investment income	(14,692,782)	(15,200,000)
Returns of capital	(24,907,218)	-

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $0 and $2,450,803, respectively)	$164,954,743	$195,674,963

See accompanying notes.

11

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Statement of Cash Flows

Year Ended September 30, 2013

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$8,879,780
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss	10,370,272
Net change in unrealized appreciation/depreciation on investments and credit facility	(5,314,843)
Accretion of original issue discount	(1,305,046)
Net amortization of market discount/premium	(2,118,596)
Interest and dividend income paid in kind	(5,040,532)
Changes in assets and liabilities:
Purchases of investments	(25,672,711)
Proceeds from sales, maturities and paydowns of investments	84,780,497
Decrease in accrued interest income - unaffiliated issuers	494,800
Decrease in accrued interest income - controlled companies	109,444
Decrease in accrued interest income - other affiliates	396,594
Increase in receivable for investments sold	(908,877)
Decrease in other receivables	210,122
Increase in dividend receivable from affiliated issuer	(18,472)
Decrease in prepaid expenses and other assets	11,795
Decrease in payable for investments purchased	(5,048,467)
Decrease in management and advisory fees payable	(12,500)
Decrease in interest payable	(18,449)
Decrease in payable to the Investment Manager	(8,136)
Increase in accrued expenses and other liabilities	14,251
Net cash provided by operating activities	59,813,406

Financing activities
Proceeds from draws on credit facility	186,266,000
Principal repayments on credit facility	(220,000,000)
Distributions paid to common shareholders	(37,400,000)
Distributions paid to preferred shareholders	(12,480)
Net cash used in financing activities	(71,146,480)

Net decrease in cash and cash equivalents	(11,333,074)
Cash and cash equivalents at beginning of period	60,956,937
Cash and cash equivalents at end of period	$49,623,863

Supplemental cash flow information
Interest payments	$1,232,656

See accompanying notes.

12

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements

September 30, 2013

1. Organization and Nature of Operations

Special Value Expansion Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940. The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004. Investment operations commenced and initial funding was received on September 1, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. GMAM Investment Funds Trust II (“GMAM”) owns 99.5% of the Company’s common shares.

Tennenbaum Capital Partners, LLC serves as the investment manager of the Company (the “Investment Manager”). Company management consists of the Investment Manager and the board of directors of the Company (the “Board of Directors”). The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of three persons, two of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining Director of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

The Company was formed with an initial maximum capitalization of $600 million, consisting of $300 million of committed common equity, $200 million of preferred equity, and a $100 million credit facility. As of September 30, 2013, the Company’s debt facility and outstanding preferred equity have been reduced to $75 million under a senior secured revolving credit facility (the “Senior Facility” – Note 5), and $156,000 of Series Z Preferred Stock (Note 8). The contributed investor capital, preferred equity and the amount drawn under the Senior Facility are used to purchase Company investments and to pay certain fees and expenses of the Company. Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.

13

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Company.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

All investments are valued at least quarterly based on affirmative pricing or quotations from independent third-party sources, with the exception of investments priced directly by the Investment Manager which together comprise, in total, less than 5% of the total capitalization of the Company. Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, or incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not

14

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

2. Summary of Significant Accounting Policies (continued)

necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of September 30, 2013 included the following:

Asset Type	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Avg.)
Bank Debt	$92,267,957	Market rate approach	Market yields	5.5% - 17.6% (10.2%)
		Market quotations	Indicative bid/ask quotes	1 – 3 (1)
		Market comparable companies	Revenue multiples	0.5x (0.5x)
		Market comparable companies	EBITDA multiples	5.5x – 6.5x (5.9x)
Other Corporate Debt	$1,652,152	Market quotations	Indicative bid/ask quotes	1 (1)
Equity	$54,138,846	Market rate approach	Market yields	13.0% (13.0%)
		Market quotations	Indicative bid/ask quotes	1 – 2 (1)
		Market comparable companies	Revenue multiples	0.5x (0.5x)
		Market comparable companies	EBITDA multiples	4.6x – 10.5x (6.8x)

Generally, a change in an unobservable input may result in a change to the value of an investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market yields	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

15

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

2. Summary of Significant Accounting Policies (continued)

Investments of the Company may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

At September 30, 2013, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$4,915,837	$3,654,722
2	Other observable market inputs*	3,329,708	13,716,234	4,073,680
3	Independent third-party pricing sources that employ significant unobservable inputs	92,267,957	-	49,730,651
3	Internal valuations with significant unobservable inputs	-	1,652,152	4,408,195
Total		$95,597,665	$20,284,223	$61,867,248

* E.g., quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the year ended September 30, 2013 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$98,641,539	$286,631	$81,815,984
Net realized and unrealized gains (losses)	(6,578,225)	(286,631)	4,587,560
Acquisitions	31,631,157	-	3,223,040
Dispositions	(28,485,306)	-	(40,428,926)
Transfers out of Level 3†	(4,522,085)	-	-
Reclassifications within Level 3‡	1,580,877	-	532,993
Ending balance	$92,267,957	$-	$49,730,651

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(6,126,258)	$-	$1,169,770

† Comprised of one investment that transferred to Level 2 due to increased trading volumes.

‡ Comprised of one bank debt and one equity investment that transferred from Investment Manager Valuation and one equity investment that transferred to Investment Manager Valuation.

16

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

2. Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$2,111,052	$29,984	$5,098,595
Net realized and unrealized gains (losses)	2,499	76,584	320,656
Acquisitions	197,388	1,242,722	-
Dispositions	(730,062)	(147,877)	(478,063)
Transfers into Level 3 §	-	450,739	-
Reclassifications within Level 3**	(1,580,877)	-	(532,993)
Ending balance	$-	$1,652,152	$4,408,195

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$-	$76,584	$(63,824)

§ Comprised of two investments that transferred to Level 3 due to reduced trading volumes.

** Comprised of one bank debt investment and one equity investment that transferred to Independent Third-Party Valuation and one equity investment that transferred from Independent Third-Party Valuation.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to

17

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

2. Summary of Significant Accounting Policies (continued)

exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments and Currencies

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At September 30, 2013, the Company had foreign currency denominated investments with an aggregate fair value of approximately 12.7% of the Company’s total investments. Such positions were converted at the closing rate in effect at September 30, 2013 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Borrowings under the Company’s Senior Facility may be denominated in foreign currencies.  Realized or unrealized gains and losses resulting from changes in foreign exchange rates on borrowings denominated in foreign currencies are included in the Statement of Operations with realized or unrealized gains and losses on borrowings under the Senior Facility.

18

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

2. Summary of Significant Accounting Policies (continued)

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain swap and forward exchange transactions. The Company also acquired or wrote certain commodity options to mitigate the effect of fluctuations in commodity prices on certain of the Company’s investments.

The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates, commodity prices, or the value of foreign currency relative to the U.S. dollar.

All gains and losses from derivative transactions during the year ended September 30, 2013 were included in net realized and unrealized gain or loss on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Cross-currency basis swap	$-	$13,329
Crude oil options	(1,184,060)	1,137,140
Foreign currency forward exchange contract	7,890	-

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected,

19

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

2. Summary of Significant Accounting Policies (continued)

generally at disposition. When the Company receives principal payments on a loan in an amount in excess of the loan’s amortized cost, it records the excess principal payments as interest income.

Income Taxes

In accordance with ASC Topic 740 – Income Taxes, the Company recognizes in its financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination.

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements. As of September 30, 2013, all tax years since October 1, 2010 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences. At September 30, 2013 these adjustments were attributable to differing book and tax treatments for the recognition of gains and losses on certain foreign currency transactions and have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of distributions and of gains and losses on certain investment transactions and will reverse in subsequent periods.

As of September 30, 2013, the tax basis components of distributable earnings (accumulated deficit), unrealized appreciation (depreciation) and cost of the investments (including derivatives) of the Company were as follows:

Undistributed ordinary income	$-
Capital loss carryforwards	(24,734,549)
Post-October capital loss deferrals	(8,567,308)
Post-October currency loss deferrals	-

Unrealized appreciation	$21,933,620
Unrealized depreciation	(121,221,682)
Net unrealized depreciation	(99,288,062)

Cost of investments	$277,037,198

20

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

2. Summary of Significant Accounting Policies (continued)

The Company’s capital loss carryforwards will be used to offset capital gains in succeeding taxable years, and will not expire prior to the dissolution of the Company.

The tax character of distributions paid during the years ended September 30, 2013 and 2012 was as follows:

	2013	2012
Common distributions:
Ordinary income	$14,692,782	$15,200,000
Returns of capital	22,707,218	-
Total common distributions	$37,400,000	$15,200,000

Preferred distributions:
Ordinary income	$12,480	$12,469
Total preferred distributions	$12,480	$12,469

3. Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees), after cumulative distributions to common shareholders have been made in an amount equal to a 12% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees). Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses. As of September 30, 2013, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date. The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of September 30, 2013, the Company had declared $222,760,000 in distributions to common shareholders since inception.

The Series Z share dividend rate is fixed at 8% per annum.

21

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

4. Management and Advisory Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 0.60% of the sum of the total common shareholder commitments and the maximum commitment under the Senior Facility. In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company’s Senior Facility is comprised of a revolving credit facility of $75 million. The Senior Facility matures on August 1, 2014, subject to extension by the lenders for one year at the request of the Company. Amounts borrowed under the amended Senior Facility bear interest at LIBOR or EURIBOR plus 3.5% per annum. The Company also incurs commitment fees at a rate of 1.25% per year on the undrawn portion of the amended Senior Facility. The weighted-average interest rate on outstanding borrowings at September 30, 2013 was 3.66%. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Company fail to satisfy certain financial or other covenants. As of September 30, 2013, the Company was in full compliance with such covenants.

The Company records the Senior Facility at fair value in order to more accurately reflect the impact of the current market environment on the Company’s financial position and results of operations as a whole. At September 30, 2013, the fair value of outstanding advances under the Senior Facility exceeded the principal amount by $1,197,313, as reflected in the Company’s statement of assets and liabilities. The fair value of the Senior Facility was determined by the Investment Manager using observable market inputs including LIBOR yield curves and quoted prices for similar issues, as well as certain unobservable inputs as needed, resulting in a Level 3 classification for the Senior Facility as a whole in the GAAP valuation hierarchy.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

22

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers, and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

In August of 2008, the Company agreed to guarantee certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $1.5 million. This amount was increased to approximately $3 million in November of 2008. The guaranty may be terminated by the Company at any time subject to certain conditions. The Company expects the risk of loss from the guaranty to be remote.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The Company’s maximum exposure under these arrangements and activities is unknown. However, the Company expects the risk of material loss to be remote.

7. Related Parties

The Company, the Investment Manager, and their members and affiliates may be considered related parties. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and receives reimbursement from the Company. At September 30, 2013, such reimbursable amounts totaled $73,456 as reflected in the Statement of Assets and Liabilities.

8. Preferred Capital

Series A and B

Prior to the amendment of the Senior Facility on December 6, 2010, the Company had 953 shares of Series A and B preferred equity outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). In connection with the Senior Facility amendment, the remaining outstanding shares were redeemed.

23

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

8. Preferred Capital (continued)

Series S

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z

The Company has 312 shares of Series Z preferred equity outstanding, each having a liquidation preference of $500 plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of the liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

9. Subsequent Event

On November 27, 2013, the Company announced its intent to redeem in full all of its outstanding Series Z preferred equity as of December 31, 2013.

24

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

10. Financial Highlights

	Year Ended September 30,
	2013	2012	2011	2010	2009

Per Common Share:
Net asset value, end of prior year	$357.89	$371.87	$451.33	$426.24	$425.80
Adjustment for change in accounting principle credit facility fair valuation	-	-	-	-	28.14
Net asset value, beginning of year	357.89	371.87	451.33	426.24	453.94

Investment operations:
Net investment income	25.71	23.36	37.86	37.78	32.07
Net realized and unrealized gain (loss)	(9.45)	(9.52)	(76.01)	26.43	(90.82)
Gain on retirement of Series A and B preferred shares	-	-	-	-	53.14
Distributions to preferred shareholders from:
Net investment income	(0.02)	(0.02)	(0.89)	(2.90)	(3.37)
Realized gains	-	-	-	-	(0.74)
Net change in reserve for distributions to preferred shareholders	-	-	0.18	(0.01)	0.31
Total from investment operations	16.24	13.82	(38.86)	61.30	(9.41)

Distributions to common shareholders from:
Net investment income	(26.70)	(27.80)	(40.60)	(36.21)	(16.33)
Net realized gains	-	-	-	-	(1.96)
Returns of capital	(45.73)	-	-	-	-
Total distributions to common shareholders	(72.43)	(27.80)	(40.60)	(36.21)	(18.29)

Net asset value, end of year	$301.70	$357.89	$371.87	$451.33	$426.24

Return on invested assets (1)	6.3%	6.0%	(5.3)%	14.1%	(1.8)%

Gross return to common shareholders	5.4%	3.7%	(9.7)%	14.6%	(1.9)%
Adjustment for change in accounting principle - credit facility fair valuation	-	-	-	-	6.6%
Total return to common shareholders (2)	5.4%	3.7%	(9.7)%	14.6%	4.7%

Ratios and Supplemental Data:
Ratios to average common equity: (3)
Net investment income	7.9%	6.3%	8.6%	8.4%	8.0%
Expenses (before performance fees)	2.9%	3.2%	3.0%	2.6%	3.7%
Expenses (including performance fees)	2.9%	3.2%	3.0%	2.6%	3.7%

Ending net assets applicable to common shareholders	$164,954,743	$195,674,963	$203,318,770	$246,763,729	$233,046,459

25

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

10. Financial Highlights (continued)

	Year Ended September 30,
	2013	2012	2011	2010	2009
Ratios and Supplemental Data (continued):
Portfolio turnover rate	15.2%	17.7%	33.6%	21.9%	19.8%
Weighted-average debt outstanding (par)	$32,022,542	$54,132,373	$71,115,068	$42,200,000	$81,078,082
Weighted-average interest rate	3.8%	3.9%	3.7%	2.7%	3.0%
Weighted-average number of shares	546,750	546,750	546,750	546,750	546,750
Average debt per share	$58.57	$99.01	$130.07	$77.18	$148.29

Annualized Inception-to-Date Performance Data as of September 30, 2013:
Return on invested assets (1)		8.9%
Internal rate of return (4)		4.9%

Asset Coverage:

	Year Ended September 30,
	2013	2012	2011	2010	2009
Series A Preferred Stock:
Shares outstanding	-	-	-	77	77
Involuntary liquidation value per share	n/a	n/a	n/a	$50,045	$50,041
Asset coverage per share	n/a	n/a	n/a	$145,335	$118,036

Series B Preferred Stock:
Shares outstanding	-	-	-	876	876
Involuntary liquidation value per share	n/a	n/a	n/a	$50,109	$50,104
Asset coverage per share	n/a	n/a	n/a	$145,519	$118,185

Series S Preferred Stock:
Shares outstanding	-	-	-	-	-
Involuntary liquidation value per share	n/a	n/a	n/a	n/a	n/a
Asset coverage per share	n/a	n/a	n/a	n/a	n/a

Series Z Preferred Stock:
Shares outstanding	312	312	312	312	312
Involuntary liquidation value per share	$530	$530	$530	$530	$530
Asset coverage per share	$1,948	$1,602	$1,605	$1,539	$1,250

Senior Secured Revolving Credit Facility:
Debt outstanding	$60,266,000	$94,000,000	$100,000,000	$80,000,000	$120,000,000
Asset coverage per $1,000 of debt outstanding	$3,685	$3,028	$3,034	$4,616	$3,291

26

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

September 30, 2013

10. Financial Highlights (continued)

Notes to Financial Highlights:

(1)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(2)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(3)	These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders.

(4)	Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date.

27

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1)

Year Ended September 30, 2013

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period
Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15	$7,946,840	$1,307,502	$-	$6,476,366
Dialogic, Inc., Common Stock	2,815,405	-	-	981,114
Dialogic, Inc., Warrants to Purchase Common Stock	682,621	-	-	30,880
EPMC HoldCo, LLC, Membership Units	2,537,568	-	(1,795,180)	1,016,736
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares	3,120,705	-	-	2,315,447
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates	15,882,703	-	-	16,706,479
Online Resources Corporation, Common Stock	1,610,196	-	(2,115,787)	-
Online Resources Corporation, Series A-1 Convertible Preferred Stock	35,853,117	-	(37,735,966)	-
Revere Holdings, Inc., Class A Common Shares	-	-	-	-
Revere Holdings, Inc., Class B Common Shares	-	-	-	-
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	10,338,117	-	-	8,913,989
Revere Industries, LLC, 1st Lien Rollover Term Loan, LIBOR + 6%, 3% LIBOR floor, due 6/30/13	530,175	-	(730,062)	-
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13	-	-	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 6.75% PIK, due 6/30/13	5,120,386	506,707	(6,565,468)	-
Revere Industries, LLC, 2nd Lien Term Loan, 10% PIK, due 5/29/14	-	6,291,715	-	6,291,715
Revere Leasing, LLC, Class A Units	239,800	-	(13,690)	226,108
Revere Leasing, LLC, Class B Units	543,320	-	(30,991)	512,299
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 6/30/16	6,698,254	1,202,363	-	6,993,322
N659UA Aircraft Secured Mortgage, 12%, due 3/28/16	2,602,429	-	(571,601)	1,897,792
N661UA Aircraft Secured Mortgage, 12%, due 5/4/16	2,725,136	-	(554,337)	2,023,729
N659UA Equipment Trust Beneficial Interests	1,685,168	571,601	(397,640)	1,712,757
N661UA Equipment Trust Beneficial Interests	1,678,868	554,337	(390,756)	1,718,865
WinCup, Inc., Common Stock	-	-	-	-
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 3/31/16	9,259,790	1,118,887	-	10,378,677
WinCup, Inc., Equipment Finance Loan, LIBOR + 14.5% PIK, due 3/31/16	316,758	415,847	-	732,605
Woodbine Intermediate Holdings, LLC, Membership Units	2,307,548	-	-	3,191,998

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the investments listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

28

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Restricted Securities of Unaffiliated Issuers

Year Ended September 30, 2013

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$13,312,308
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
Beech Holdings, LLC, Membership Units	3/1/13	1,112,068
GXS Holdings, Inc., Common Stock	3/28/08	681,620
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	27,265
Hawkeye Renewables, LLC, Class C Units	6/18/10	1,135,799
Integra Telecom, Inc., Common Stock	11/19/09	31,056,377
Integra Telecom, Inc., Warrants	11/19/09	72,344
La Paloma Residual Bank Debt Claim	2/2/05	1,022,950
Mach Gen, LLC, Common Units	Var. 2005 & 2008	4,628,644
Marsico Holdings, LLC, Common Interest Units	9/10/12	103,385
Precision Holdings, LLC, Class C Membership Interests	9/30/10	962
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09	4/4/06	6,546,726
Shop Holding, LLC, Class A Units	6/2/11	164,961
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11	-
STG-Fairway Holdings, LLC, Class A Units	12/30/10	648,485
TPG Hattrick Holdco, LLC, Common Units	4/21/06 & 9/30/10	2,074,960
V Telecom Investment S.C.A, Common Shares	11/9/12	2,095,182
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16 (144A)	5/25/11	4,461,089

29

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers

(Unaudited)

The Directors and executive officers of the Company are listed below. The Board of Directors governs the Company and is responsible for protecting the interests of shareholders. The Directors are experienced executives who meet periodically throughout the year to oversee the Company’s activities, review contractual arrangements with service providers to the Company and review the Company’s performance. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

1. Independent Directors

Name (Age at September 30, 2013)

Principal Occupation(s)

Richard P. Bermingham (74)

- Year of Election or Appointment: 2004

- Director and Chairman of the Audit Committee of the Company. Mr. Bermingham retired in 1994 as CEO and President of Collins Foods International, which was a $1 billion fast food enterprise. His career started at Collins Foods International as Vice President of Finance, having joined them after five years as an auditor with Arthur Andersen. During the past several years, Mr. Bermingham has been engaged in real estate development and investing activities as a private investor. He currently serves on the audit committee and as chair of the compensation committee of Herbalife International of America. Mr. Bermingham previously served as a Director of Ignite Restaurant Group, Vice Chairman of the Board of Directors of American Golf Corporation and, as a Director and Audit Committee Chairman of Farr Company, National Golf Properties, American Coin Merchandising, Human Touch Massage Chair Company, and Genius Products. He has also served as a Director of Sizzler International, Inc., Collins Foods International, Inc., the California Restaurant Association, Sanwa Bank, University of Colorado Foundation and Business School, Chief Executives Organization, Jordano’s, Inc., and the Boy Scouts of America. He is a graduate of the University of Colorado. Mr. Bermingham oversees one portfolio in the fund complex.

Harold T. Bowling (78)

- Year of Election or Appointment: 2004

- Director and Member of the Audit Committee of the Company. Mr. Bowling is currently president and CEO of Kaiser Aircraft industries. He retired as President of Lockheed Martin Aeronautics International in 1997, previously serving as Director of Strategic Planning and Vice President, Corporate Development, where he was responsible for all merger and acquisition activity. Mr. Bowling is a member of the Foundation Board of St. Joseph Hospital. He received an M.B.A from Georgia State

30

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

University and a bachelor’s in aeronautical engineering from the Georgia Institute of Technology, where he is a member of the Engineering Hall of Fame. Mr. Bowling oversees one portfolio in the fund complex.

2. Interested Directors and Officers

Name (Age at September 30, 2013)

Principal Occupation(s)

Michael E. Tennenbaum (78)

- Year of Election or Appointment: 2006

- Authorized Person of the Company. Mr. Tennenbaum is a Co-Founder and the Senior Managing Partner of Tennenbaum Capital Partners, LLC (“TCP”). Prior to founding TCP in 1999, and its predecessor entity in 1996, Mr. Tennenbaum was a Wall Street executive where he managed various departments of a major investment bank including Investment Banking, Risk Arbitrage and Options. Mr. Tennenbaum has served on the boards of a number of both public and private companies. His board service has included the chairmanship of all significant board committees as well as of the boards themselves.

Currently, Mr. Tennenbaum is a member of the Secretary of the Navy Advisory Panel and a recipient of the Department of Defense Distinguished Civilian Service Award, a Board member of The RAND Center for Asia Pacific Policy and of the Smithsonian Institution National Board, Founder of the Tennenbaum Marine Observatories, a member of the Los Angeles Philharmonic Board of Overseers, a member of the UCLA School of Medicine Board of Visitors, and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA and of the Michael E. Tennenbaum Family Endowed Chair in Creativity Research.

He was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority. He served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles. He is a member of the Committee on University Resources (COUR) at Harvard University, a previous member of the Board of Associates of Harvard Business School and was a member of its Visiting Committee, and a previous Vice Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its Investment Committee, and is now a Life Member of the Board of Governors.

In addition, he served as a member of the National Advisory Board of Georgia Tech and as a Trustee of the Georgia Institute of Technology Foundation, Inc., where he was Chairman of its Investment Committee, and currently is Trustee Emeritus. He is a member of the Academy of Distinguished Engineering Alumni of Georgia Tech's College

31

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

of Engineering and Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering.

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from Harvard Business School.

Mark K. Holdsworth (48)

- Year of Election or Appointment: 2004

- Authorized Person of the Company, and, as of November 3, 2011, Chief Executive Officer of the Company. Mr. Holdsworth is a Co-Founder and Managing Partner of TCP, and is a voting member of its Investment Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. He also worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a Los Angeles real estate advisory firm. He is a former member of the boards of directors of Alabama Aircraft Industries, Inc. and Anacomp, Inc., and a former Chairman of the Board of Directors of the International Wire Group. Mr. Holdsworth currently serves as Chairman of RM Holdco, LLC, WinCup, Inc., Vice Chairman of EP Management Corporation and as a Director of the Parsons Corporation, one of the largest engineering, design and construction companies in the world. He is also a National Trustee of the Boys and Girls Clubs of America. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science from the California Institute of Technology, and an M.B.A. from Harvard Business School.

Michael E. Leitner (46)

- Year of Election or Appointment:  2006

- Authorized Person of the Company.  Mr. Leitner is a Managing Partner of TCP and a voting member and Chairman of its Investment Committee. Prior to joining TCP in 2005, Mr. Leitner served as Senior Vice President of Corporate Development for WilTel Communications, and before that as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Previously, he was Vice President of Corporate Development of 360networks and served as Senior Director of Corporate Development for Microsoft Corporation, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for TCP on the board of Integra Telecom and is a board observer to Primacom GmbH. Mr. Leitner is active in community events, serving on several non-profit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

32

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

Howard M. Levkowitz (46)

- Year of Election or Appointment: 2004

- Director, President and Authorized Person of the Company.  Mr. Levkowitz is a Co-Founder and Managing Partner of TCP, and is a voting member of its Investment Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine LLP. He is Chairman of TCP’s Management and Investment Policy Committees and President of TCP’s Opportunity Funds. Mr. Levkowitz is also Chairman and Chief Executive Officer of TCP Capital Corp. He has served as a director of both public and private companies, and he has also served on a number of formal and informal creditor committees. He received a B.A. in History from the University of Pennsylvania, a B.S. in Economics (concentration in finance) from The Wharton School, and a J.D. from the University of Southern California.  Mr. Levkowitz oversees four portfolios in the fund complex as a director.

Paul L. Davis (39)

- Year of Election or Appointment:  2008

- Chief Financial Officer of the Company.  Mr. Davis also serves as Chief Financial Officer of TCP.  Prior to being appointed CFO of the Company, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP.  He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor.  He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Elizabeth Greenwood (50)

- Year of Election or Appointment:  2007 as Secretary, 2008 as Chief Compliance Officer

- Chief Compliance Officer and Secretary of the Company.  Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. Ms. Greenwood has more than 20 years’ experience working in the alternative investment industry, including private equity, venture capital, and hedge funds. She formerly served as General Counsel and Chief Compliance Officer at Strome Investment Management, L.P. Prior to Strome, Ms. Greenwood worked at companies funded by Pacific Capital Group and Ridgestone Corporation. She began her legal career as an associate in the Century City office of Stroock & Stroock & Lavan.  Ms. Greenwood currently serves on the board of the Association of Women in Alternative Investing and the California State Council of the Humane Society of the United States. In addition, she is a founding member of the West Coast Chapter of 100 Women in Hedge Funds.  Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration (highest honors) from The University of Texas at Austin.

33

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

David A. Hollander (52)

- Year of Election or Appointment: 2004

- Authorized Person of the Company. Mr. Hollander is also a Managing Partner of TCP and focuses on the firm’s private placements and restructures and heads the special situations investment group. Prior to joining TCP in 2002, Mr. Hollander was an attorney for 16 years at O’Melveny & Myers. While at O’Melveny, Mr. Hollander specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions. Mr. Hollander has also represented boards of directors and has served on various creditor committees. He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

34

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Approval of Investment Management Agreement

(Unaudited)

On May 1, 2013, the Board of Directors of the Company, including the “non-interested” Directors (the “Independent Directors”), voted to approve the Investment Management Agreement (the “Management Agreement”) for an additional one-year term.

In considering whether to recommend re-approval of the Management Agreement, the Independent Directors reviewed materials provided by the Investment Manager, fund counsel and independent counsel. The Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent and quality of services provided by the Investment Manager. The Independent Directors reviewed the services that the Investment Manager provides to the Company. The Independent Directors noted the comprehensive range of such services and that the Investment Manager had developed reporting, valuation and other procedures that were customized to the specialized nature of the Company, and that the Investment Manager had expertise in administering such procedures. In addition, the Independent Directors considered the size, education, background and experience of the Investment Manager’s staff. They also took into consideration the Investment Manager’s quality of service and noted its longevity in the industry. Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel. The Independent Directors concluded that the scope of services expected to be provided by the Investment Manager to the Company and the experience and expertise of the personnel performing such services was consistent with the nature, extent and quality expected of an Investment Manager of an investment vehicle such as the Company.

(ii) Investment performance of the Company and the Investment Manager. The Independent Directors reviewed the past investment performance of the Company and other funds for which the Investment Manager provides investment advisory services, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that the Company had performed satisfactorily.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Company. The Independent Directors considered the cost of the services provided by the Investment Manager. As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager, the terms of which are summarized in the footnotes to the financial statements included in this report. The Independent Directors also noted the types of expenses for which the Company or the Investment Manager is responsible. In reviewing

35

Special Value Expansion Fund, LLC

(A Delaware Limited Liability Company)

Approval of Investment Management Agreement (Continued)

(Unaudited)

the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by the Investment Manager and by other managers that had somewhat comparable investment programs. The Independent Directors also noted that the compensation provisions had been subject to extensive discussion with several of the large institutional investors in the Company.

The Independent Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Company and information on the financial condition of the Investment Manager. The Independent Directors noted that the Investment Manager and its affiliates did not receive revenues from any other source, such as brokerage commissions or origination fees, in relation to the Company. The Independent Directors found that the profits realized by the Investment Manager from its relationship with the Company were reasonable and consistent with the Investment Manager’s fiduciary duties. The Independent Directors also found that the Investment Manager had the financial resources necessary to continue to carry out its functions.

The Independent Directors concluded that the management and performance fees for the Investment Manager were reasonable.

(iv) The extent to which economies of scale would be realized as the Company grows and whether fee levels would reflect such economies of scale. In light of the Company’s predetermined size and policy of distributing all realized income, the Independent Directors determined that the possibility of economies of scale was not relevant with respect to the current structure of the Company and, accordingly, did not consider whether fee levels would reflect any economies of scale.

In considering the Company’s Management Agreement, no single factor was determinative to the decision of the Directors. Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously recommended re-approval of the Management Agreement.

36

ITEM 2.               CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.               AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Richard P. Bermingham is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.               PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)          Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $61,285 for the fiscal year ending September 30, 2013 and $61,285 for the fiscal year ending September 30, 2012.

(b)          Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: $0 in the fiscal year ending September 30, 2013 and $0 in the fiscal year ending September 30, 2012. The services comprising such fees included consultation regarding certain accounting issues.

(c)          Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $36,750 in the fiscal year ending September 30, 2013 and $36,750 in the fiscal year ending September 30, 2012. The services comprising such fees included tax return preparation and related tax advice and planning.

(d)          All Other Fees. Not applicable.

(e)          (1)         Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of Form N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but

37

only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)          (2)         Not applicable.

(f)          Not applicable.

(g)          The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $36,750 for the fiscal year ending September 30, 2013 and $36,750 for the fiscal year ending September 30, 2012.

(h)           The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.               AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)          Not applicable.

(b)          Not applicable.

ITEM 6.               INVESTMENTS.

(a)          Schedule of Investments. Included in Annual Shareholder Report in Item 1.

(b)          Not applicable.

ITEM 7.               DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the

38

Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, TCP Capital Corp., Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

Definitions

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as

39

(i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Objectives

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is

40

identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)	Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

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(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

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Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

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Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)	Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)	Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

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(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by Special Value Opportunities Fund, LLC, June 18, 2004
Adopted by Special Value Expansion Fund, LLC, August 19, 2004
Adopted by TCP Capital Corp. and Special Value Continuation Partners, LP, July 18, 2006

Adopted by Tennenbaum Opportunities Fund V, LLC, September 29, 2006

Adopted by Tennenbaum Opportunities Partners V, LP, December 22, 2006

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)          (1)         The five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Michael E. Tennenbaum, and Rajneesh Vig (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, Tennenbaum, and Vig are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1.

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(a)          (2)         The information below lists the number of other accounts for which each Portfolio Manager was primarily responsible for the day-to-day management as of the fiscal year ended September 30, 2013:

Name of Portfolio Manager	Type of Account	Total No. of Other Accounts Managed	Total Other Assets (in millions)
Mark K. Holdsworth	Registered Investment Companies:	3	$2,032.7
	Other Pooled Investment Vehicles:	3	$440.4
	Business Development Companies:	2	$729.3
Michael E. Leitner	Registered Investment Companies:	3	$2,032.7
	Other Pooled Investment Vehicles:	7	$840.3
	Business Development Companies:	2	$729.3
Howard M. Levkowitz	Registered Investment Companies:	3	$2,032.7
	Other Pooled Investment Vehicles:	8	$841.8
	Business Development Companies:	2	$729.3
Michael E. Tennenbaum	Registered Investment Companies:	2	$1,521.2
	Other Pooled Investment Vehicles:	1	$1.5
	Business Development Companies:	2	$729.3
Rajneesh Vig	Registered Investment Companies:	3	$2,032.7
	Other Pooled Investment Vehicles:	2	$438.9
	Business Development Companies:	2	$729.3

The advisory compensation of each of these accounts, with the exception of one of the pooled investment vehicles, is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other Accounts, on the other, include the following:

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The Other Accounts may invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other Accounts. In general, and except with respect to any of the Other Accounts that are being wound down or are feeder funds of one of the Other Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a)          (3)         Each of the Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the Registrant and the other registered investment company that pays performance fees, as well as by certain of the other pooled investment vehicles. Performance allocations from the other registered investment companies that are limited partnerships (the “LPs”) are paid to the general partner of the LPs (the “General Partner”). Performance allocations from certain of the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the Portfolio Managers receives periodic pro rata distributions of any profits of the Managing Members and the General Partner, based on his equity interests therein. Messrs. Leitner and Vig do not currently have equity interests in the managing member of one of the other pooled investment vehicles. Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Except as otherwise agreed, each of the Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the Portfolio Manager’s relative contribution to

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the Investment Manager’s overall activities. Neither the Registrant nor any of the Other Accounts reimburse TCO for use of private aircraft and do not pay TCO for the use of any personal property items. The Investment Manager may reimburse TCO for certain limited uses of a private aircraft and the Investment Manager pays TCO a monthly rental fee for the use of certain personal property items.

(a)          (4)         The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at September 30, 2013 is as follows:

Mark K. Holdsworth	$10,001-$50,000
Michael E. Leitner	None
Howard M. Levkowitz	$10,001-$50,000
Michael E. Tennenbaum	$100,001-$500,000
Rajneesh Vig	None

(b)         Not applicable.

ITEM 9.               PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.             CONTROLS AND PROCEDURES.

(a)          The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)          None.

ITEM 12.              EXHIBITS.

(a)          (1)         Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

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(a)          (2)         Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)          Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Expansion Fund, LLC

By:	/s/ Mark K. Holdsworth
Name:	Mark K. Holdsworth
Title:	Chief Executive Officer
Date:	December 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark Holdsworth
Name:	Mark Holdsworth
Title:	Chief Executive Officer
Date:	December 9, 2013

By:	/s/ Paul L. Davis
Name:	Paul L. Davis
Title:	Chief Financial Officer
Date:	December 9, 2013

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